Exhibit 10.1

Execution Version

INCREASE SUPPLEMENT

THIRD INCREASE SUPPLEMENT, dated as of June 30, 2023 (this “Increase Supplement”, to the Credit Agreement referred to below, among WMG ACQUISITION CORP., a Delaware corporation (the “Borrower”), the other Loan Parties (as defined in the Credit Agreement) party hereto, WMG HOLDINGS CORP., a Delaware corporation (“Holdings”), the Increasing Tranche G Lender (as defined below) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

RECITALS

WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of November 1, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, prior to the date hereto, the “Credit Agreement”), among the Borrower, the other Loan Parties party thereto, Holdings, the several banks and other financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent.

WHEREAS, pursuant to Section 2.6 of the Credit Agreement, the Borrower hereby proposes to increase the aggregate Tranche G Term Loans from $1,145,000,000 to an amount of $1,295,000,000.

WHEREAS, pursuant to and in accordance with Section 2.6 of the Existing Credit Agreement, the Borrower has requested that Supplemental Term Loan Commitments be made available to the Borrower, and the Increasing Tranche G Lender and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Increasing Tranche G Lender will make Supplemental Term Loans in the form of the Supplemental Tranche G Term Loans in an aggregate principal amount of $150,000,000 (the entry into this Increase Supplement and the borrowing of Supplemental Tranche G Term Loans hereunder, and any or all of the foregoing transactions referred to in this paragraph, collectively, the “Transactions”); and

WHEREAS, JPMorgan Chase Bank, N.A. (the “Arranger”) is acting as sole lead arranger and sole bookrunner for the Supplemental Tranche G Term Loans.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms: As used in this Increase Supplement, the following terms shall have the following meanings:

(a)    “Increasing Tranche G Lender”: the financial institution party hereto, as set forth on the signature pages hereof.

(b)     “Supplemental Tranche G Commitment”: as to the Increasing Tranche G Lender, its obligation to make Supplemental Tranche G Term Loans to the Borrower pursuant to Section 2 in an aggregate amount not to exceed the amount set forth in Annex I attached hereto opposite the name of such Increasing Tranche G Lender. The original aggregate amount of the Supplemental Tranche G Commitments on the Third Increase Supplement Effective Date is $150,000,000.

Section 2.    Supplemental Term Loans:

(a)    Subject to the conditions set forth in Section 4 and in accordance with the terms hereof, the Increasing Tranche G Lender agrees to make, in Dollars, in a single draw, a term loan (each such term loan, a “Supplemental Tranche G Term Loan”) to the Borrower in an aggregate principal amount not to exceed its Supplemental Tranche G Commitment as such amount may be adjusted or reduced pursuant to the terms hereof. Each Supplemental Tranche G Term Loan shall, except as set forth herein, be, and be subject to the provisions applicable to, Tranche G Term Loans for all purposes of the Credit Agreement and the other Loan Documents: For the avoidance of doubt, the Supplemental Tranche G Term Loans shall be considered an increase in the Tranche G Term Loans and shall not be considered a separate Tranche of Tranche G Term Loans under the Credit Agreement.

(b)    The Increasing Tranche G Lender will make an amount equal to its pro rata share of the Supplemental Tranche G Term Loans available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 11.2 of the Credit Agreement prior to 10:00 A.M., New York City time, on the Third Increase Supplement Effective Date in funds immediately available to the Administrative Agent. The Administrative Agent shall on such date credit the account of the Borrower on the books of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

(c)    Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower in respect of such borrowing a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Third Increase Supplement Effective Date, such Lender shall pay to the Administrative Agent on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2(c) shall be conclusive in the absence of manifest error.

(d)    On the Third Increase Supplement Effective Date, the Supplemental Tranche G Term Loans incurred on such date that are SOFR Loans shall be allocated to the then outstanding Borrowings of SOFR Loans and the Supplemental Tranche G Term Loans incurred on such date that are ABR Loans shall be allocated to the then outstanding Borrowings of ABR Loans, with the effect that: (A) the Supplemental Tranche G Term Loans allocated to SOFR Loans shall be added to (and thereafter be deemed to constitute a part of)

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such SOFR Loans, with an Interest Period that ends on the same date as the Interest Period for such SOFR Loans to which they are added and (B) the Supplemental Tranche G Term Loans allocated to ABR Loans shall be added to (and thereafter be deemed to constitute part of) such ABR Loans, and be subject to the same Alternate Base Rate as such ABR Loans to which they are added. The Administrative Agent shall (and is hereby authorized to) take all appropriate actions in connection with the incurrence of Supplemental Tranche G Term Loans on the Third Increase Supplement Effective Date to ensure that the Supplemental Tranche G Term Loans are treated in the manner contemplated by this Section 2(d).

Section 3.    [Reserved].

Section 4.    Conditions to Effectiveness of Increase Supplement. The effectiveness of this Increase Supplement, including the obligation of the Increasing Tranche G Lender to make a Supplemental Tranche G Term Loan, is subject to the satisfaction or waiver by the Increasing Tranche G Lender of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the “Third Increase Supplement Effective Date”):

(a)    Increase Supplement. The Administrative Agent shall have received this Increase Supplement executed and delivered by a duly authorized officer of the Borrower, each other Loan Party, Holdings and the Increasing Tranche G Lender.

(b)    Legal Opinions, Officer’s Certificates, Corporate Authorizations. The Administrative Agent shall have received, on behalf of itself and the Increasing Tranche G Lender, customary legal opinions, customary officer’s closing certificates, organizational documents, customary evidence of authorization and good standing certificates in jurisdictions of formation or organization, in each case, with respect to the Borrower, the other Loan Parties and Holdings (to the extent applicable), in each case (to the extent applicable) substantially similar to the corresponding opinions, certificates and documents delivered in connection with the closing of the Second Increase Suppelment, dated as of March 8, 2021.

(c)    Officer’s Certificate. Delivery of a certificate of a Responsible Officer of the Borrower certifying to the representations and warranties set forth in Section 5.

(d)    PATRIOT Act and Anti-Money Laundering. The Administrative Agent shall have received, at least 5 days prior to the Third Increase Supplement Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, as has been reasonably requested in writing at least 10 days prior to the Third Increase Supplement Effective Date by the Administrative Agent or the Increasing Tranche G Lender. To the extent the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), at least three (3) Business Days prior to the Third Increase Supplement Effective Date, each Tranche G Term Lender that has requested, in a written notice to the Borrower at least ten (10) Business Days prior to the Third Increase Supplement Effective Date, a beneficial ownership certification as required by the Beneficial Ownership Regulation (the “Beneficial Ownership Certificate”) in relation to the Borrower shall have received such Beneficial Ownership Certificate.

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(e)    Compliance Certificate. The Administrative Agent shall have received a certificate of the Borrower certifying compliance with the financial test set forth in clause (i)(B) of the proviso to Section 2.6(a) of the Credit Agreement (together with calculations demonstrating compliance with such test).

(f)    Borrowing Notice. The Administrative Agent shall have received a notice in respect of the Supplemental Tranche G Term Loans to be funded on the Third Increase Supplement Effective Date.

(g)    Fees and Other Amounts. The Borrower shall have paid all fees and expenses required to be paid pursuant to (i) that certain Engagement Letter, dated as of June 27, 2023, by and between the Borrower and the Arranger and (ii) any other written agreement entered into between the Borrower and the Arranger.

The making of a Supplemental Tranche G Term Loan by the Increasing Tranche G Lender shall conclusively be deemed to constitute an acknowledgement by such Increasing Tranche G Lender that each of the conditions precedent set forth in this Section 4 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

Section 5.    Representations and Warranties. To induce the other parties hereto to enter into this Increase Supplement and the Increasing Tranche G Lender to commit to provide the Supplemental Tranche G Term Loans, the Borrower hereby represents and warrants, with respect to itself and its Restricted Subsidiaries, to the Administrative Agent and the Increasing Tranche G Lender that on and as of the date hereof after giving effect to this Increase Supplement:

(a)    No Default or Event of Default has occurred and is continuing.

(b)    The representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Third Increase Supplement Effective Date with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in Section 5.5(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.1(a) of the Credit Agreement.

(c)    The execution and delivery by each Loan Party of this Increase Supplement, the performance of this Increase Supplement by each Loan Party, the performance of the Credit Agreement by the Borrower and the consummation of the Transactions, (i) are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action and (ii) (A) do not and will not contravene the terms of any of such Person’s Organization Documents; (B) conflict with or result in any breach or contravention of, or require any payment to be made under, (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any

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arbitral award to which the Borrower or its property is subject; or (C) violate any Law; except in the case of clauses (ii)(B) and (ii)(C) to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect.

(d)    This Increase Supplement has been duly executed and delivered by the Borrower and each other Loan Party. This Increase Supplement and, solely in the case of the Borrower, the Credit Agreement constitute legal, valid and binding obligations of the Borrower and such other Loan Party, enforceable against the Borrower and each other Loan Party party hereto in accordance with their respective terms, in each case except as such enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

(e)    The Borrower will use the proceeds of the Supplemental Tranche G Term Loans to (i) prepay in full the Tranche H Term Loans and (iii) to pay fees, costs and expenses related to the foregoing and to the transactions contemplated by this Increase Supplement.

(f)    The information provided in the Beneficial Ownership Certificate delivered pursuant to Section 4(d) is true and correct on and as of the date set forth in the Beneficial Ownership Certificate.

Section 6.    Effects on Loan Documents; Acknowledgement.

(a)    Except as expressly set forth herein, this Increase Supplement shall not (i) by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, Holdings or the Loan Parties under the Credit Agreement or any other Loan Document or (ii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party and Holdings reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Agreement on the Third Increase Supplement Effective Date. This Increase Supplement shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Third Increase Supplement Effective Date, all references to the “Credit Agreement” in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as supplemented by this Increase Supplement. Each of the Loan Parties and Holdings hereby consents to this Increase Supplement and confirms that all obligations of such Loan Party or Holdings under the Loan Documents to which such Loan Party or Holdings is a party shall continue to apply to the Credit Agreement, as supplemented hereby.

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(b)    Without limiting the foregoing, each of the Loan Parties party to the Guarantee Agreement and the Security Agreement hereby (i) acknowledges and agrees that the Supplemental Tranche G Term Loans are Tranche G Term Loans and the Increasing Tranche G Lender is a Lender, (ii) acknowledges and agrees that all of its obligations under the Guarantee Agreement and the Security Agreement are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the Increasing Tranche G Lender) and reaffirms the guaranties made pursuant to the Guarantee Agreement, (iv) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee Agreement and the Security Agreement are, and shall remain, in full force and effect after giving effect to this Increase Supplement, (v) agrees that the Secured Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, the Supplemental Tranche G Term Loans, and (vi) agrees that all Secured Obligations are Guaranteed Obligations (as defined in the Guarantee Agreement).

(c)    Without limiting the foregoing, Holdings, as party to the Security Agreement. hereby (i) acknowledges and agrees that the Supplemental Tranche G Term Loans are Tranche G Term Loans and the Increasing Tranche G Lender is a Lender, (ii) acknowledges and agrees that all of its obligations under the Security Agreement are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties (including the Increasing Tranche G Lender), (iv) acknowledges and agrees that the grants of security interests by it contained in the Security Agreement are, and shall remain, in full force and effect after giving effect to this Increase Supplement and (v) agrees that the Secured Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, the Supplemental Tranche G Term Loans.

Section 7.    Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for (1) all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Increase Supplement, any other documents prepared in connection herewith and the transactions contemplated hereby, and (2) the reasonable documented fees, charges and disbursements of Davis Polk & Wardwell LLP, as counsel to the Administrative Agent.

Section 8.    Counterparts. This Increase Supplement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Increase Supplement by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 9.    Electronic Execution. Any signature to this Increase Supplement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent

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permitted by applicable law. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Increase Supplement through electronic means and there are no restrictions for doing so in that party’s constitutive documents. For the avoidance of doubt, the foregoing applies to any amendment, extension or renewal of this Increase Supplement.

Section 10.    Applicable Law. THIS INCREASE SUPPLEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS INCREASE SUPPLEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

Section 11.    Headings. The headings of this Increase Supplement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this INCREASE SUPPLEMENT to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Increasing Tranche G Lender

By:	/s/ Bruce S. Borden
Name:	Bruce S. Borden
Title:	Executive Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

By:	/s/ Nawshaer Safi
Name:	Nawshaer Safi
Title:	Authorized Signatory

[Signature Page – Increase Supplement]

WMG ACQUISITION CORP.,
as Borrower

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President and General Counsel

[Signature Page – Increase Supplement]

Acknowledged and agreed:

WMG HOLDINGS CORP.

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President, General Counsel

Guarantors:

A.P. SCHMIDT CO.
ARTS MUSIC INC.
ATLANTIC RECORDING CORPORATION
ATLANTIC/MR VENTURES INC.
AUDIO PROPERTIES/BURBANK, INC.
BIG BEAT RECORDS INC.
CAFÉ AMERICANA INC.
CHAPPELL MUSIC COMPANY, INC.
COTA MUSIC, INC.
COTILLION MUSIC, INC.
CRK MUSIC INC.
E/A MUSIC, INC.
ELEKSYLUM MUSIC, INC.
ELEKTRA ENTERTAINMENT GROUP INC.
ELEKTRA GROUP VENTURES INC.
ELEKTRA MUSIC GROUP INC.
ELEKTRA/CHAMELEON VENTURES INC.
FHK, INC.
FIDDLEBACK MUSIC PUBLISHING COMPANY, INC.
GENE AUTRY’S WESTERN MUSIC PUBLISHING CO.
GOLDEN WEST MELODIES, INC.
INSOUND ACQUISITION INC.
INTERSONG U.S.A., INC.
J. RUBY PRODUCTIONS, INC.
JADAR MUSIC CORP.
LEM AMERICA, INC.
LONDON-SIRE RECORDS INC.
MAVERICK PARTNER INC.

[Signature Page – Increase Supplement]

(cont-d):

MCGUFFIN MUSIC INC.
MELODY RANCH MUSIC CO., INC.
MIXED BAG MUSIC, INC.
NONESUCH RECORDS INC.
OCTA MUSIC, INC.
PEPAMAR MUSIC CORP.
REP SALES, INC.
REVELATION MUSIC PUBLISHING CORPORATION
RHINO ENTERTAINMENT COMPANY
RICK’S MUSIC INC.
RIDGEWAY MUSIC CO., INC.
RIGHTSONG MUSIC INC.
ROADRUNNER RECORDS, INC.
RYKO CORPORATION
RYKODISC, INC.
RYKOMUSIC, INC.
SEA CHIME MUSIC, INC.
SR/MDM VENTURE INC.
SUMMY-BIRCHARD, INC.
SUPER HYPE PUBLISHING, INC.
THE ALL BLACKS U.S.A., INC.
TOMMY VALANDO PUBLISHING GROUP, INC.
UNICHAPPELL MUSIC INC.
W.C.M. MUSIC CORP.
WALDEN MUSIC INC.
WARNER ALLIANCE MUSIC INC.
WARNER BRETHREN INC.
WARNER MUSIC PUBLISHING INTERNATIONAL INC.
WARNER RECORDS INC.
WARNER CUSTOM MUSIC CORP.
WARNER DOMAIN MUSIC INC.
WARNER MUSIC DISCOVERY INC.
WARNER MUSIC LATINA INC.
WARNER MUSIC SP INC.
WARNER SOJOURNER MUSIC INC.
WARNER SPECIAL PRODUCTS INC.
WARNER STRATEGIC MARKETING INC.
WARNER CHAPPELL MUSIC SERVICES, INC.
WARNER CHAPPELL MUSIC, INC.

[Signature Page – Increase Supplement]

(cont-d):

WARNER CHAPPELL PRODUCTION MUSIC, INC.
WARNER-ELEKTRA-ATLANTIC CORPORATION
WARNERSONGS, INC.
WARNER-TAMERLANE PUBLISHING CORP.
WARPRISE MUSIC INC.
WC GOLD MUSIC CORP.
W CHAPPELL MUSIC CORP.
WCM/HOUSE OF GOLD MUSIC, INC.
WARNER RECORDS/QRI VENTURE, INC.
WARNER RECORDS/RUFFNATION VENTURES, INC.
WEA EUROPE INC.
WEA INC.
WEA INTERNATIONAL INC.
WIDE MUSIC, INC.
WMG RHINO HOLDINGS INC.
ARTIST ARENA LLC
ASYLUM LLC
ASYLUM RECORDS LLC
ASYLUM WORLDWIDE LLC
ATLANTIC MOBILE LLC
ATLANTIC PIX LLC
ATLANTIC PRODUCTIONS LLC
ATLANTIC RECORDING LLC
ATLANTIC SCREAM LLC
ATLANTIC/143 L.L.C.
BB INVESTMENTS LLC
BULLDOG ISLAND EVENTS LLC
BUTE SOUND LLC
CORDLESS RECORDINGS LLC
EAST WEST RECORDS LLC
ELEKTRA MUSIC LLC
ELEKTRA RECORDS LLC
FERRET MUSIC HOLDINGS LLC
FERRET MUSIC LLC
FERRET MUSIC MANAGEMENT LLC
FERRET MUSIC TOURING LLC
FOZ MAN MUSIC LLC
FUELED BY RAMEN LLC
LAVA RECORDS LLC

[Signature Page – Increase Supplement]

(cont-d):

MM INVESTMENT LLC
P & C PUBLISHING LLC
RHINO NAME & LIKENESS HOLDINGS, LLC
RHINO ENTERTAINMENT LLC
RHINO FOCUS HOLDINGS LLC
RHINO/FSE HOLDINGS, LLC
SODATONE USA LLC
T-BOY MUSIC, L.L.C.
T-GIRL MUSIC, L.L.C.
THE BIZ LLC
UPPED.COM LLC
UPROXX LLC
WARNER MUSIC DISTRIBUTION LLC
WARNER MUSIC NASHVILLE LLC
WARNER RECORDS/SIRE VENTURES LLC
WARNER RECORDS LLC
WMG COE, LLC
WMG PRODUCTIONS LLC
WRONG MAN DEVELOPMENT LIMITED LIABILITY COMPANY
COMEDY TECHNOLOGIES, INC.
DAQUAN MEDIA LLC
SO SATISFYING LLC
SOCIAL ACES, LLC
ATLANTIC RECORDS GROUP LLC 300 ENTERTAINMENT LLC 300 STUDIOS, LLC 3PARTA, LLC 300 ENTERTAINMENT LIVE EVENTS LLC
MOTHER POPCORN LIMITED LIABILITY COMPANY

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary of each of the above named entities listed under the heading Guarantors and signing this agreement in such capacity on behalf of each such entity

[Signature Page – Increase Supplement]

WARNER MUSIC INC.

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President, General Counsel & Secretary

ARTIST ARENA INTERNATIONAL, LLC By: Artist Arena LLC, its Sole Member By: Warner Music Inc., its Sole Member

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President, General Counsel & Secretary

ALTERNATIVE DISTRIBUTION ALLIANCE By: Warner Music Distribution LLC, its Managing Partner By: Rep Sales, Inc., its Sole Member and Manager

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

[Signature Page – Increase Supplement]

MAVERICK RECORDING COMPANY By: SR/MDM Venture Inc., its Managing Partner

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

[Signature Page – Increase Supplement]

Annex I

Supplemental Tranche G Commitments

Increasing Tranche G Lenders	Supplemental Tranche G Commitments
JPMorgan Chase Bank, N.A.	$150,000,000

Total	$150,000,000